Exhibit 10.3

Second International Guarantee Consent Deed

Each person listed in Schedule 1

Guarantors

ResMed Limited

Borrower

HSBC Bank Australia Limited

Security Trustee

Execution Version

Clayton Utz

Lawyers

Levels 19-35 No. 1 O’Connell Street Sydney NSW 2000 Australia

PO Box H3 Australia Square Sydney NSW 1215

T +61 2 9353 4000 F +61 2 8220 6700

www.claytonutz.com

Second International Guarantee Consent Deed dated 30 September 2009

Parties	Each person listed in Schedule 1 (each a Guarantor and together the Guarantors)

ResMed Limited ABN 30 003 765 142 (Borrower)

HSBC Bank Australia Limited ABN 48 006 434 162 (in its capacity as Security Trustee)

Background

A.	By guarantee and indemnity (Guarantee) dated 8 June 2006, as amended on 30 September 2008 pursuant to the Guarantor Consent Deed in relation to the Guarantee, between the Guarantors and the Security Trustee, the Guarantors guaranteed to the Finance Parties the satisfaction and payment in full of the Obligations.

B.	The Borrower has requested the Financiers to provide an extension of (including a change in the pricing applicable to) the Tranche D Facility (the Extension).

C.	The Financier has agreed to provide the Extension to the Borrower. The Guarantors wish to consent to the Extension and to acknowledge that the Guarantee will continue to secure the Obligations including, without limitation, under or in connection with the Extension.

Operative provisions

1.	Definitions and interpretation

1.1	Definitions

In this deed:

Amended Agreement means the Original Facility Agreement, as amended and restated by the Second Amendment and Restatement Deed.

Amendment and Restatement Agreement means the document entitled “Amendment and Restatement Agreement” dated 30 September 2008 between the Borrower, the Financier, the Facility Agent and the Security Trustee.

Facility Agent means HSBC Bank Australia Limited ABN 48 006 434 162.

Financier means The Hong Kong and Shanghai Banking Corporation Limited, Sydney Branch ABN 65 117 925 970.

Guarantor Consent Deed has the same meaning given to that term in the Amendment and Restatement Agreement.

Original Facility Agreement means the syndicated facility agreement dated 8 June 2006, as amended and restated on 30 September 2008 pursuant to the Amendment and Restatement Agreement, and entered into by the Borrower, the Security Trustee and others.

Pledge has the same meaning given to that term in the Amended Agreement.

Second Amendment and Restatement Deed has the same meaning given to that term in the Amended Agreement.

Tranche D Facility has the same meaning given to that term in the Amended Agreement.

1.2	Guarantee

Unless otherwise defined, expressions used in this deed have the meanings given to them in the Guarantee (including by way of incorporation from the Original Facility Agreement).

1.3	Incorporation

The provisions of clauses 1.3 and 15(b) of the Guarantee are incorporated into this deed as if set out in this deed.

1.4	Capacity

Clause 12 of the Guarantee applies, modified as necessary, as if set out in full in this deed.

1.5	Finance Document

This deed is a Finance Document for the purposes of the Amended Agreement.

2.	Consent and Acknowledgement

Each Guarantor unconditionally:

(a)	consents to the Extension and to the Borrower entering into the Second Amendment and Restatement Deed;

(b)	ratifies and confirms its execution of the Guarantee; and

(c)	acknowledges and agrees that its obligations under the Guarantee:

(i)	are not discharged, abrogated, diminished, prejudiced or otherwise affected in any way by the Second Amendment and Restatement Deed or the Extension;

(ii)	will continue to guarantee the Obligations including, without limitation, under or in connection with the Extension; and

(iii)	remain in full force and effect and continue to be binding notwithstanding the entry by the Borrower into the Second Amendment and Restatement Deed and the Extension.

3.	Consent of Pledgor

ResMed SAS, as the pledgor under the Pledge, unconditionally:

(a)	ratifies and confirms its execution of the Pledge; and

(b)	acknowledges and agrees that its obligations under the Pledge:

(i)	are not discharged, abrogated, diminished, prejudiced or otherwise affected in any way by the Second Amendment and Restatement Deed or the Extension; and

(ii)	remain in full force and effect and continue to be binding notwithstanding the entry by the Borrower into the Second Amendment and Restatement Deed and the Extension.

4.	Law and Jurisdiction

4.1	Governing law

This deed is governed by and must be construed according to the law applying in New South Wales.

4.2	Jurisdiction

Each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of the courts of New South Wales, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this deed;

(b)	waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 4.2(a); and

(c)	(in the case of each Guarantor other than the Borrower) appoints ResMed Limited at its registered office from time to time to receive on its behalf process issued out of the courts of New South Wales in connection with this deed. ResMed Limited accepts this appointment.

5.	Counterparts

This deed may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart.

EXECUTED as a deed.

Borrower

Executed by ResMed Limited ABN 30 003 765 142 in accordance with section 127 of the Corporations Act by or in the presence of:

/s/ Robert Douglas	/s/ Gregory Lang
Signature of Secretary/other Director	Signature of Director or sole Director and sole Secretary

ROBERT DOUGLAS	GREGORY LANG
Name of Secretary/other Director in full	Name of Director or sole Director and sole Secretary in full

Guarantors

Executed by ResMed Limited ABN 30 003 765 142 in accordance with section 127 of the Corporations Act by or in the presence of:

/s/ Robert Douglas	/s/ Gregory Lang
Signature of Secretary/other Director	Signature of Director or sole Director and sole Secretary

ROBERT DOUGLAS	GREGORY LANG
Name of Secretary/other Director in full	Name of Director or sole Director and sole Secretary in full

Executed by ResMed SAS:

/s/ Anne Reiser
Signature By [Anne Reiser] duly empowered for the purposes hereof

Executed by ResMed GmbH & Co. KG represented by ResMed GmbH Verwaltung as its general partner:

/s/ Frank Rebbert
Signature of authorised person	Signature of authorised person

FRANK REBBERT
Name	Name

Executed by ResMed (UK) Limited acting by:

/s/ Ross William Sommerville	/s/ Mark Alan Hastings
Signature of Director	Signature of Secretary/other Director

ROSS WILLIAM SOMMERVILLE	MARK ALAN HASTINGS
Name of Director in full	Name of Secretary/other Director in full

Executed by Take Air Medical Handels-GmbH:

/s/ Petra Richters
Signature of authorised person	Signature of authorised person

Petra Richters
Name	Name

Security Trustee

Signed sealed and delivered for and on behalf of HSBC Bank Australia Limited ABN 48 006 434 162 by its Attorney under a Power of Attorney dated ,	/s/ Garry James Richmond
and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	Signature of Attorney

/s/ ME Connell	Garry James Richmond
Signature of Witness	Name of Attorney in full

Maree Elizabeth Connell
Name of Witness in full

Schedule 1 - Guarantors

Name:	ResMed SAS
Address for notices:	Parc Technologique de Lyon,
292 Allee Jacques Monod,
69791 Saint-Priest Cedex
France
Fax:	+ 33 (0) 4 26 10 03 00
For the attention of:	Financial Controller

Name:	ResMed GmbH & Co. KG
Address for notices:	Fraunhoferstraße 16
82152 Martinsried
Federal Republic of Germany
Fax:	+49 89 9901 10 55
For the attention of:	Financial Controller

Name:	ResMed (UK) Limited
Company number:	02863553
Address for notices:	96 Milton Park
Abingdon
Oxfordshire OX14 4RY
United Kingdom
Fax:	+44 (0)1235 831 336
For the attention of:	Financial Controller

Name:	Take Air Medical Handels-GmbH
Address for notices:	Haferwende 40
28357 Bremen
Federal Republic of Germany
Fax:	+ 49 42 1489 93 10
For the attention of:	Financial Controller

Name:	ResMed Limited
Address:	1 Elizabeth Macarthur Drive Bella Vista NSW 2153
Australia
Fax:	+61 (0)2 8884 2015
For the attention of:	Chief Financial Officer